Exhibit 99.1

NEWS RELEASE	JULY 11, 2013
OTC: QB WSHE	For Immediate Release

E-DEBIT GLOBAL CORPORATION ANNOUNCES DEPLOYMENT OF IT’S
 “E-Debit/Winsoft” ELECTRONIC PAYMENT SOFTWARE PLATFORM

Calgary, Alberta – E-Debit Global Corporation (the “Corporation)”) announces today the deployment of the E-Debit/Winsoft Electronic Payment Software Platform

Overview:

“In furtherance to guidance issued at our last shareholder meeting and the Corporation's recently announced reorganization of holdings across the subsidiary spectrum, we are well underway in the process of maximizing the value of our current subsidiary assets in order to further those substantial business and corporate platforms which the Corporation has developed over the past seven years.” advises Doug Mac Donald, the Corporations President and CEO.

“Our most recent announcements of our financial and operational partnering effort has allowed for the expansion and growth of our subsidiary business operations which allows for the Corporation to move back to our originating business model which was and will now continue to be the supplying of value added investment and management support needed to build and grow the great opportunities which we believe meet or will exceed our expectations within the financial services business segment.

Our strength has been our ability to supply or bring this support to our current subsidiaries and then hand over the ongoing daily business operations to a motivated ownership and management group while retaining a continual equity and revenue position for the Corporation’s participation in the development of the business operations.

With the recent partner participation of electronic payment and card product systems developer,      Winsoft Technology Solutions Inc. we have the technology partner which is necessary to build on the payment platform which the Corporation’s E-Debit International Inc. subsidiary has been developing and allows for the expansion of the E-Debit card product program and our other gift platforms which we have held in development during the past several years.

Since our partnership announcement on May 31, 2013 we are pleased to announce the deployment of our joint venture e-debit electronic payment software platform to facilitate acceptance of the “e-debit” brand debit card with our wholly owned switch operations Westsphere Systems Inc.

There has been a major market transition occurring in the historical debit and credit card market place, and with chip based EMV introduction into the VISA, MasterCard and Canadian Interac networks our joint venture electronic payment platform has given E-Debit the opportunity to maximize the value of our participation within this business segment.  The significance of this development will be substantial to the Corporation and will be immediately felt.” added Mr. Mac Donald.

About E-Debit Global Corporation
E-Debit Global Corporation (WSHE) is a financial holding company in Canada.  The Company through subsidiary development has established a significant presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

•	Capitalization: 10,000,000,000 COMMON SHARES WITH NO PAR VALUE
•	SHARES ISSUED: Common – 320,046,834
•	: Voting Preferred – 81,518,410
•	For further details, please refer to WSHE website
•	WSHE Symbol OTCQB
•	Transfer Agent: Holladay Stock Transfer Inc.
•	2939 North 67th Place
•	Scottsdale, Arizona 85251

DISCLAIMER
Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact
E-Debit Global Corporation
e-mail: ir@edebitglobal.com
Telephone: 1 (604)817-8960
www.edebitglobal.com